UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2014

PTC THERAPEUTICS, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code:  (908) 222-7000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

PTC Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 10, 2014. The final results for the votes regarding each proposal are set forth below.

The stockholders of the Company elected three Class I directors to hold office until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified as follows:

Director	For	Withheld	Broker Non-Votes
Stuart W. Peltz, Ph.D.	22,625,591	11,968	1,658,016
Jerome B. Zeldis, M.D., Ph.D.	22,550,786	86,773	1,658,016
Ronald C. Renaud, Jr.	22,625,286	12,273	1,658,016

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved by the Company’s stockholders with 24,293,145 votes “For,” 2,323 votes “Against” and 107 votes “Abstained.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC THERAPEUTICS, INC.

Date: June 11, 2014	By:	/s/ Shane Kovacs
Shane Kovacs
Chief Financial Officer